EXHIBIT 23.1

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LOPEZ, BLEVINS, BORK & ASSOCIATES, LLP *** CERTIFIED PUBLIC ACCOUNTANTS

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INDEPENDENT AUDITOR'S CONSENT

We hereby consent to the incorporation of our report dated October 29, 2005 in this Registration Statement on Form SB-2 of Black Hawk Exploration.

We also consent to the references to us under the heading "Experts" in such Document.

January 13, 2006

/S/ Lopez, Blevins, Bork & Associates, LLP
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Lopez, Blevins, Bork & Associates, LLP
Houston, Texas

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2500 WILCREST DRIVE, STE 150 * HOUSTON, TEXAS 77042 * TEL: 713-877-9944 * FAX: 713-979-1735

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